UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2024

ALPHAVEST ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41574	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 203-998-5540

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	ATMVU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMV	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Business Combination Agreement

On August 16, 2024, AlphaVest Acquisition Corp, a Cayman Islands exempted company (“SPAC”), entered into a Business Combination Agreement (the “BCA”) by and among (i) SPAC, (ii) AV Merger Sub, a Washington corporation and wholly-owned subsidiary of SPAC (“Merger Sub”), and (iii) AMC Corporation, a Washington corporation (the “Company,” and collectively with SPAC and Merger Sub, the “Parties”).

The Company creates and distributes innovative, and smart security and consumer electronics solutions. It makes high quality internet connected smart home products and augmented reality wearable products that are accessible, affordable, and easy-to-use.

Pursuant to the BCA, subject to the satisfaction or waiver of certain conditions set forth therein, (i) prior to the Closing Date (defined below), SPAC shall transfer by way of continuation from the Cayman Islands to the State of Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and Part XII of the Cayman Islands Companies Act (as Revised) (the “Domestication”), and (ii) immediately following the consummation of the Domestication, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of SPAC (the “Merger”) (the transactions contemplated by the BCA, including, but not limited to, the Domestication and the Merger, the “Business Combination”). The board of directors of SPAC (the “SPAC Board”) unanimously approved the BCA and the Business Combination and resolved to recommend the approval and adoption of the BCA and the Business Combination by the shareholders of SPAC. The Business Combination is expected to be consummated after obtaining the required approvals of the shareholders of SPAC and the Company and the satisfaction of certain other customary closing conditions. The closing of the Merger is referred to as the “Closing,” and the date on which the Closing actually occurs is the “Closing Date.”

Merger Consideration / Treatment of Securities

In connection with, and as part of, the Domestication, SPAC will cause its units (the “SPAC Units”) to separate into SPAC Shares (as defined below) and SPAC Rights (as defined), each of which will remain outstanding as equivalent securities of the re-domesticated entity. As used in this report, “SPAC Shares” means (a) prior to the consummation of the Domestication, ordinary shares, par value $0.0001 per share, of SPAC, and (b) from and after the consummation of the Domestication, shares of common stock, par value $0.00001 per share, of SPAC as contemplated pursuant to the SPAC Certificate of Incorporation (as defined in the BCA). “SPAC Rights” means the rights of SPAC, each entitling the holder thereof to one-tenth of one SPAC Share upon consummation of an initial business combination.

By virtue of the Merger and without any action on the part of any Party or any other person:

(i)	each Company Share (as defined the BCA) (other than Company Shares held as treasury stock and any Company Dissenting shares (as defined in the BCA)) issued and outstanding as of immediately prior to the Effective Time (as defined in the BCA) shall be automatically cancelled and extinguished and converted into the right to receive a number of SPAC Shares equal to the Exchange Ratio (as defined in the BCA), multiplied by the number of shares of Company Common Stock issuable upon such conversion (for an aggregate enterprise value of $175,000,000);
(ii)	each Company Share held immediately prior to the Effective Time by the Company as treasury stock shall be automatically canceled and extinguished, and no consideration shall be paid with respect thereto; and
(iii)	each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and extinguished and converted into one share of common stock, par value $0.0001 per share, of the Company;

Each SPAC Right that is outstanding immediately prior to the Merger shall convert into one-tenth of one SPAC Share at the Effective Time. In addition, in connection with the Business Combination, SPAC will adopt a new incentive plan to be used by the combined company following the Closing.

As a result of the foregoing, SPAC will become a Delaware corporation, the shareholders of the Company will become shareholders of SPAC, and the Company will become a wholly owned subsidiary of SPAC.

Representations and Warranties; Covenants

The BCA contains representations, warranties and covenants of the Parties that are customary for transactions of this size and type. The representations and warranties, and each of the agreements and covenants (to the extent such agreements or covenants contemplate or require performance at or prior to the Effective Time) in the BCA shall terminate at the Effective Time. The assertions embodied in those representations, warranties and applicable agreements and covenants were made for purposes of the contract among the Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating the BCA. The representations, warranties and applicable agreements and covenants in the BCA are also modified in important part by the underlying disclosure schedules which are not filed publicly, and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the Parties rather than establishing matters as facts. SPAC does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the BCA and should not rely on the representations, warranties and applicable agreements and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

Conditions to Each Party’s Obligations

The BCA is subject to the satisfaction or waiver of certain customary closing conditions by the Parties thereto, including, among others and subject to the terms and conditions set forth in the BCA:

(i)	if applicable, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any applicable antitrust law, or the receipt of any required approval or consent under any such law;
(ii)	the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination;
(iii)	the effectiveness of the registration statement to be filed with the Securities and Exchange Commission (the “SEC”) and the absence of a stop order or proceedings seeking such stop order;
(iv)	the approval and adoption of the BCA and the Business Combination by holders of a majority of the voting power of the outstanding Company Common Stock and Company Preferred Stock (the “Company Required Stockholder Approvals”);
(v)	the approval by the stockholders of SPAC of certain proposals relating to the BCA and the Business Combination, as detailed in the BCA (the “SPAC Required Stockholder Approvals”);
(vi)	the consummation of the Domestication;
(vii)	solely with respect to the obligations of SPAC, among others conditions: (a) certain representation and warranties of the Company being true and correct, subject to applicable bringdown standards; (b) each of the agreements and covenants of the Company having been performed or complied with in all material respects; (c) the execution and delivery of certain Ancillary Agreements (as defined in the BCA); and (d) the delivery by the Company to SPAC of (1) a closing certificate, (2) certain documents relating to compliance and notice in connection with certain Treasury Regulations, and (3) the certain closing financial information; and
(viii)	solely with respect to the obligations of the Company, among others conditions: (a) certain representation and warranties of SPAC being true and correct, subject to applicable bringdown standards; (b) each of the agreements and covenants of SPAC having been performed or complied with in all material respects; (c) the receipt of conditional approval of the listing application in connection with the Business Combination, for listing on the NYSE, NASDAQ Capital Market or Nasdaq Global Market; (d) the absence of any action, suit or proceeding before any governmental entity that would prevent or rescind any transaction contemplated by the Business Combination, or that would affect materially and adversely or otherwise encumber the title of the SPAC Shares to be issued in connection with the Merger; (e) the execution and delivery of certain Ancillary Agreements (as defined in the BCA); (f) the delivery by SPAC to the Company of (1) a closing certificate and (2) written resignations of the SPAC Board, other than as provided by the BCA.

Termination

The BCA may be terminated at any time prior to the Closing,

(i)	by mutual written consent of the Company and SPAC;
(ii)	by either SPAC or the Company, if there shall be in effect any (a) Law (as defined in the BCA) or (b) Order (as defined in the BCA) (other than, for the avoidance of doubt, a temporary restraining order), that (1) in the case of each of clauses (a) and (b), permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Merger, and (2) in the case of clause (b) such Order shall have become final and non-appealable;
(iii)	by either SPAC or the Company, if the Effective Time has not occurred by 11:59 p.m., New York City time, on December 22, 2024 (the “Termination Date”); provided, however, that if the SEC has not declared the applicable registration statement effective on or prior to December 22, 2024, the Termination Date shall be automatically extended to June 30, 2025; and provided, further, that the Party seeking to terminate is not in material breach of any provision of the BCA which caused or resulted in the failure of the Merger to be consummated by such time;
(iv)	by either SPAC or the Company if SPAC fails to obtain the SPAC Required Stockholder Approvals upon vote taken thereon;
(v)	by SPAC, if the Company has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the BCA, subject to certain limitations set forth in the BCA, including with respect to the availability of applicable cure periods;
(vi)	by the Company, if SPAC has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the BCA, subject to certain limitations set forth in the BCA, including with respect to the availability of applicable cure periods; and
(vii)	by SPAC, by written notice to the Company, if the Company fails to deliver the written consents from a sufficient number of Company stockholders to effect the Company Required Stockholder Approval by the applicable deadline.

If the BCA is validly terminated, other than certain surviving provisions and as otherwise expressly set forth in the BCA, no party thereto will have any liability or any further obligation to any other party under the BCA, except for certain claims for fraud.

Ancillary Agreements

Support Agreements

Concurrently with the execution and delivery of the BCA, (i) AlphaVest Holding, LP, a Delaware limited partnership and sponsor to SPAC (the “Sponsor”), SPAC and the Company entered into a support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor agreed to vote its shares in favor of the BCA and the Business Combination, waive any anti-dilution rights with respect to any SPAC Shares held by the Sponsor and pay or reimburse SPAC for certain expenses; and (ii) certain holders of Company Shares, SPAC and the Company entered into support agreements (the “Transaction Support Agreements”), pursuant to which, among other things, such holders agreed to support and vote in favor of the BCA, the Ancillary Agreements to which the Company is or will be a party and the Business Combination.

Lock-Up Agreement

Prior to the Closing Date, SPAC will enter into a lock-up agreement in the form attached to the BCA as Exhibit C (a “Lock-Up Agreement”) with each of Sponsor, certain directors and officers of SPAC and certain Company stockholders (to be agreed by the Parties), pursuant to which, among other things, each of Sponsor, such directors and officers of SPAC and such Company stockholders will agree not to effect any sale or distribution of any equity securities of SPAC held by any of them during the lock-up period described therein, on the terms and subject to the conditions set forth therein.

Registration Rights Agreement

On or prior to the Closing Date, each of SPAC, Sponsor, certain directors and officers of SPAC and certain Company stockholders will enter into a registration rights agreement, in form and substance reasonably satisfactory to SPAC and the Company (the “New Registration Rights Agreement”), pursuant to which, among other things, SPAC will agree to file a registration statement for the resale of shares by Sponsor, such directors and officers of SPAC and such Company stockholders on a continuous or delayed basis and to have such registration statement declared effective no later than the end of the lock-up period described in the Lock-Up Agreement.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the BCA, Sponsor Support Agreement, Form of Transaction Support Agreement and Form of Lock Up Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and the terms of which are incorporated by reference herein.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination between SPAC and the Company, SPAC will file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement/prospectus of SPAC, and after the Registration Statement is declared effective, SPAC will mail a definitive proxy statement/prospectus relating to the Business Combination to its stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of SPAC’s stockholders to be held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. SPAC and the Company may also file other documents with the SEC regarding the Business Combination. SPAC stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, when available, as these materials will contain important information about SPAC, the Company and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to SPAC stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to SPAC at 420 Lexington Ave, Suite 2446, New York, NY 10170, Attention: Yong (David) Yan, Chief Executive Officer, (203) 998-5540.

Participants in the Solicitation / No Offer or Solicitation

The Company and SPAC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SPAC stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of SPAC and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning SPAC’s and the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for stockholders. These forward-looking statements are based on SPAC’s or the Company’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of SPAC’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against SPAC, the Company, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain the approval of the stockholders of SPAC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meeting the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of the Company or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Business Combination; (i) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for SPAC to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of SPAC’s securities and the attractiveness of the Business Combination to investors; (j) the possibility that SPAC and the Company may be adversely affected by other economic, business, and/or competitive factors; (k) the Company’s ability to execute its business plans and strategies; (l) the Company’s estimates of expenses and profitability; (m) the risk that the transaction may not be completed by SPAC’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by SPAC; (n) other risks and uncertainties indicated from time to time in the final prospectus of SPAC relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by SPAC. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

SPAC and the Company assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither SPAC nor the Company gives any assurance that either SPAC or the Company will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description
2.1	Business Combination Agreement, dated as of August 16, 2024
10.1	Sponsor Support Agreement
10.2	Form of Transaction Support Agreement
10.3	Form of Lock-Up Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHAVEST ACQUISITION CORP

By:	/s/ Yong (David) Yan
Name:	Yong (David) Yan
Title:	Chief Executive Officer

Dated: August 22, 2024